Exhibit 10

                             [FORM OF ELECTION FORM]

                                   Viacom Inc.
              Deferred Compensation Plan for Non-Employee Directors

                                  Election Form

Participation Election

I hereby make the following election with respect to my participation in the Viacom Inc. Deferred Compensation Plan for Non-Employee Directors, or any successor Plan (the "Plan"). I understand that my election is irrevocable with respect to director fees (e.g., retainer, meeting fees and any other amounts the Board so determines) I earn in 2005 and may only be revoked or modified for following years.

    _______ I elect to defer my director fees under the Plan, beginning January 1, 2005 (please complete all sections below).

    _______ I elect not to participate in the Plan (skip to signature and date lines).


Investment Election

I hereby elect to have all amounts deferred beginning January 1, 2005 credited to a Stock Unit Account or an Income Account as indicated below (please check one):

    ________  Stock Unit Account

    ________  Income Account


Payment Election - Amounts Deferred After January 1, 2005

I hereby elect to have the payment of all amounts deferred during the course of my participation in the Plan after January 1, 2005 paid to me after the termination of my services as a director as follows (please check one):

    ________  Lump Sum

    ________  Three (3) Annual Installments

    ________  Five (5) Annual Installments

I understand that this payment election may be irrevocable. I further understand that the lump sum or the initial annual installment from my account shall be paid on the later of six months following my departure from the Board or January 15th of the year following the year I leave the Board. Any subsequent annual installment shall be made on the anniversary of the initial payment.


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In the event that I have elected to have amounts deferred to a Stock Unit
Account, I further understand that, for purposes of the payment calculation, the Class A Common Stock Unit Shares and the Class B Common Stock Unit Shares in my Stock Unit Account will be valued on the basis of the average of the closing market price of Viacom Inc. Class A Common Stock or Class B Common Stock, respectively, for each trading day during the four week period ending five business days prior to the payment date.


Payment Election - Amounts Deferred Prior to January 1, 2005 (if you wish to change your prior election)

I hereby elect to have the payment of all amounts deferred during the course of my participation in the Plan prior to January 1, 2005 paid to me after the termination of my services as a director as follows (please check one):

    ________   Lump Sum

    ________   Three (3) Annual Installments

    ________   Five (5) Annual Installments

I understand that, with respect to payment of these amounts only, this payment election may be modified three times during my service as a director. Any modification to this election made within six months prior to the termination of my services as a director will be null and void, and payment will be made according to my most recent valid election.


Beneficiary Designation

I hereby designate and appoint the following as my beneficiary(ies) to receive all amounts payable under the Plan in the event of my death.

Name                              Percentage

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NOTE: If more than one beneficiary is named, all amounts paid under the Plan, unless otherwise provided herein, will be paid in equal shares to the designated beneficiaries who survive the undersigned; if no such beneficiary survives, payment will be made to the undersigned's estate.



Dated:
      --------------------------          --------------------------------------
                                                        Signature


                      PLEASE FAX THE COMPLETED FORM TO [ ].